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                                                                  EXHIBIT - 32.2

                                  MOSSIMO, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mossimo, Inc. (the Company) on Form 10-K for the annual period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Mali Shrinivas, Chief Financial Officer of the Company, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (3) The Report, to which this certification is attached as Exhibit - 32.2, fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

         (4) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/s/      Mali Shrinivas
         -----------------------
         Mali Shrinivas
         Chief Financial Officer
         March 12, 2004








A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION STAFF UPON REQUEST.

THIS CERTIFICATION ACCOMPANIES THE FORM 10-K TO WHICH IT RELATES, IS NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT TO BE INCORPORATED BY REFERENCE INTO A FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF 1934 (WHETHER MADE BEFORE OR AFTER THE DATE OF THE FORM 10-K), IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE CONTAINED IN SUCH FILING.